TABLE OF CONTENTS

      USAA FAMILY OF FUNDS                                              1
      MESSAGE FROM THE PRESIDENT                                        2
      INVESTMENT REVIEW                                                 4
      MESSAGE FROM THE MANAGER                                          5
      FINANCIAL INFORMATION
         Portfolio of Investments                                       7
         Notes to Portfolio of Investments                              9
         Statement of Assets and Liabilities                           10
         Statement of Operations                                       11
         Statements of Changes in Net Assets                           12
         Notes to Financial Statements                                 13









IMPORTANT INFORMATION

Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are streamlined. One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

    USAA Investment Management Company
    Attn: Report Mail
    9800 Fredericksburg Road
    San Antonio, TX 78284-8916

or phone a mutual fund representative at 1-800-531-8448 during business hours.

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE USAA GOLD FUND, MANAGED BY USAA INVESTMENT MANAGEMENT COMPANY (IMCO). IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH GIVES FURTHER DETAILS ABOUT THE FUND.

USAA WITH THE EAGLE IS REGISTERED IN THE U.S. PATENT & TRADEMARK OFFICE. (COPYRIGHT)2000, USAA. ALL RIGHTS RESERVED.









 USAA FAMILY OF FUNDS SUMMARY

FUND TYPE/NAME                RISK
----------------------------------------------
            CAPITAL APPRECIATION
----------------------------------------------
Aggressive Growth             Very high
Capital Growth                Very high
Emerging Markets              Very high
First Start Growth            Moderate to high
Gold                          Very high
Growth                        Moderate to high
Growth & Income               Moderate
International                 Moderate to high
Science & Technology          Very high
Small Cap Stock               Very high
World Growth                  Moderate to high
----------------------------------------------
              ASSET ALLLOCATION
----------------------------------------------
Balanced Strategy             Moderate
Cornerstone Strategy          Moderate
Growth and Tax Strategy       Moderate
Growth Strategy               Moderate to high
Income Strategy               Low to moderate
----------------------------------------------
              INCOME - TAXABLE
----------------------------------------------
GNMA Trust                    Low to moderate
High-Yield Opportunities      High
Income                        Moderate
Income Stock                  Moderate
Intermediate-Term Bond        Low to moderate
Short-Term Bond               Low
----------------------------------------------
             INCOME - TAX EXEMPT
----------------------------------------------
Long-Term                     Moderate
Intermediate-Term             Low to moderate
Short-Term                    Low
State Bond/Income             Moderate
----------------------------------------------
                  INDEXES
----------------------------------------------
Extended Market Index         High
Global Titans Index           Moderate to high
Nasdaq-100 Index              Very high
S&P 500 Index                 Moderate
----------------------------------------------
                MONEY MARKET
----------------------------------------------
Money Market                  Low
Tax Exempt Money Market       Low
Treasury Money Market Trust   Low
State Money Market            Low
----------------------------------------------

ALL FUNDS REQUIRE A MINIMUM $3,000 INVESTMENT.

THE INVESTART(REGISTERED TRADEMARK) PROGRAM IS AVAILABLE FOR INVESTORS WITHOUT THE $3,000 INITIAL INVESTMENT REQUIRED TO OPEN AN IMCO MUTUAL FUND ACCOUNT. A MUTUAL FUND ACCOUNT CAN BE OPENED WITH NO INITIAL INVESTMENT IF YOU ELECT TO HAVE MONTHLY AUTOMATIC INVESTMENTS OF AT LEAST $50 FROM A BANK ACCOUNT. INVESTART IS NOT AVAILABLE ON TAX-EXEMPT FUNDS OR THE S&P 500 INDEX FUND. THE MINIMUM INITIAL INVESTMENT FOR IRAS IS $250, EXCEPT FOR THE $2,000 MINIMUM REQUIRED FOR THE S&P 500 INDEX FUND. IRAS ARE NOT AVAILABLE FOR TAX-EXEMPT FUNDS. THE GROWTH AND TAX STRATEGY FUND IS NOT AVAILABLE AS AN INVESTMENT FOR YOUR IRA BECAUSE THE MAJORITY OF ITS INCOME IS TAX EXEMPT.

'S&P 500' IS A TRADEMARK OF THE MCGRAW-HILL COMPANIES, INC. AND HAS BEEN LICENSED FOR OUR USE. 'WILSHIRE 4500' IS A TRADEMARK OF WILSHIRE ASSOCIATES INCORPORATED AND HAS BEEN LICENSED FOR OUR USE. 'NASDAQ-100(REGISTERED TRADEMARK)', 'NASDAQ-100 INDEX(REGISTERED TRADEMARK)', AND 'NASDAQ(REGISTERED TRADEMARK)', ARE TRADE OR SERVICE MARKS OF THE NASDAQ STOCK MARKET, INC. (WHICH WITH ITS AFFILIATES ARE THE "CORPORATIONS") AND HAVE BEEN LICENSED FOR OUR USE. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE USAA NASDAQ-100 INDEX FUND. 'DOW JONES' AND 'DOW JONES GLOBAL TITANS INDEX(SERVICE MARK)' ARE SERVICE MARKS OF DOW JONES & COMPANY, INC. AND HAVE BEEN LICENSED FOR OUR USE. THESE INDEX PRODUCTS ARE NOT SPONSORED, SOLD, OR PROMOTED BY THE TRADE OR SERVICE MARK OWNERS AND NEITHER THE TRADE OR SERVICE MARK OWNERS NOR ANY OF THEIR SUBSIDIARIES OR AFFILIATES MAKE ANY REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THESE PRODUCTS. - INDEX PRODUCTS INCUR FEES AND EXPENSES AND MAY NOT ALWAYS BE INVESTED IN ALL SECURITIES OF THE INDEX THE FUND ATTEMPTS OT MIRROR. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

CALIFORNIA, FLORIDA, NEW YORK, AND VIRGINIA FUNDS AVAILABLE TO RESIDENTS ONLY.

THE SCIENCE & TECHNOLOGY FUND MAY BE MORE VOLATILE THAN A FUND THAT DIVERSIFIES ACROSS MANY INDUSTRIES.

FOREIGN INVESTING IS SUBJECT TO ADDITIONAL RISKS, SUCH AS CURRENCY FLUCTUATIONS, MARKET ILLIQUIDITY, AND POLITICAL INSTABILITY.

SOME INCOME MAY BE SUBJECT TO STATE OR LOCAL TAXES, OR THE FEDERAL ALTERNATIVE MINIMUM TAX.

AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

NONDEPOSIT INVESTMENT PRODUCTS ARE NOT INSURED BY THE FDIC, ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, USAA FEDERAL SAVINGS BANK, ARE SUBJECT TO INVESTMENT RISKS, AND MAY LOSE VALUE.

FOR MORE COMPLETE INFORMATION ABOUT THE MUTUAL FUNDS MANAGED AND DISTRIBUTED BY USAA INVESTMENT MANAGEMENT COMPANY, INCLUDING CHARGES AND OPERATING EXPENSES, PLEASE CALL 1-800-531-8181 FOR A PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST.









MESSAGE FROM THE PRESIDENT

[PHOTOGRAPH OF PRESIDENT AND VICE CHAIRMAN OF THE BOARD, MICHAEL J.C. ROTH, CFA, APPEARS HERE.]


I started off in the investment business in late 1972. I believe that I could sit down and give you at least a thumbnail sketch of what made every year between then and now unique. The first two years, '73 and '74, were dreadful. In '75 and '76 if you missed January, you missed the year. And so it would go right up to the consecutively incredible years from '95 through '98, and the really incredible '99. Everyone who lives through such experiences will craft some set of beliefs that will serve as a guide to the process of investing. And different people will glean different wisdom from their experience. For me, the experience has led to these beliefs:

      - No one forecasts markets accurately.

      - Therefore, controlling risk is very important.

      - Risk is best controlled by the way you allocate your assets.

USAA's Asset Strategy funds offer an array of choices for controlling your investment risk. Cornerstone and Growth Strategy funds have portfolios that are 75% to 80% in equities. The Balanced and Growth and Tax Strategy funds are more conservative, while Income Strategy adds 20% equities to a fixed-income portfolio.

In short, the Asset Strategy funds offer a spectrum of risk and expected return, and, in a year like we've seen in 2000, provide an excellent way to confront a very challenging market. They are simple and effective risk control investment tools.

Sincerely,

Michael J.C. Roth, CFA
PRESIDENT AND
VICE CHAIRMAN OF THE BOARD


FOR MORE COMPLETE INFORMATION ABOUT THE MUTUAL FUNDS MANAGED AND DISTRIBUTED BY USAA INVESTMENT MANAGEMENT COMPANY (USAA INVESTMENTS), INCLUDING CHARGES AND OPERATING EXPENSES, PLEASE CALL FOR A PROSPECTUS. READ IT CAREFULLY BEFORE INVESTING.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.









INVESTMENT REVIEW

USAA GOLD FUND

OBJECTIVE: Long-term capital appreciation and to protect the purchasing power of shareholders' capital against inflation; secondary objective of current income.

TYPES OF INVESTMENTS: Invests principally in equity securities of domestic and foreign gold exploration, mining, or processing companies.

--------------------------------------------------------------------------------
                                           11/30/00              5/31/00
--------------------------------------------------------------------------------
  Net Assets                             $65.8 Million        $71.5 Million
  Net Asset Value Per Share                 $4.63                 $4.87
--------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS AS OF 11/30/00
--------------------------------------------------------------------------------
     5/31/00 to 11/30/00(+)       1 YEAR           5 YEARS          10 YEARS
            -4.93%               -20.58%           -11.92%           -3.07%
--------------------------------------------------------------------------------

(+)TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. THIS SIX-MONTH RETURN IS CUMULATIVE.

TOTAL RETURN EQUALS INCOME YIELD PLUS SHARE PRICE CHANGE AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. NO ADJUSTMENT HAS BEEN MADE FOR TAXES PAYABLE BY SHAREHOLDERS ON THEIR REINVESTED INCOME DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. THE PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE AND ARE NOT AN INDICATION OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, AND AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.



                        CUMULATIVE PERFORMANCE COMPARISON
                        ---------------------------------

A chart in the form of a line graph appears here, illustrating the comparison of a $10,000 hypothetical investment in the USAA Gold Fund, the S&P 500 Index, the Philadelphia Gold & Silver Index, and the London Gold for the period of 11/30/90 through 11/30/00. The data points from the graph are as follows:

              USAA GOLD             S&P 500        PHILADELPHIA     LONDON GOLD
                FUND                 INDEX         (XAU) INDEX        BULLION
             -----------          -----------      ------------     -----------

11/30/90       $10,000              $10,000          $10,000         $10,000
05/31/91        10,011               12,304            9,657           9,365
11/30/91        10,569               12,029            9,870           9,518
05/31/92         9,696               13,514            8,801           8,770
11/30/92         9,002               14,248            7,721           8,684
05/31/93        14,346               15,080           13,035           9,808
11/30/93        13,747               15,683           13,927           9,638
05/31/94        13,935               15,721           14,115          10,071
11/30/94        12,972               15,847           12,048           9,955
05/31/95        14,221               18,890           14,078           9,986
11/30/95        13,810               21,700           14,208          10,077
05/31/96        17,585               24,257           17,467          10,148
11/30/96        14,185               27,742           14,100           9,648
05/31/97        12,793               31,398           12,237           8,980
11/30/97         8,302               35,650            8,308           7,712
05/31/98         9,283               41,023            8,765           7,629
11/30/98         8,777               44,093            8,325           7,684
05/31/99         8,429               49,650            7,141           6,979
11/30/99         9,219               53,305            7,865           7,570
05/31/00         7,701               54,848            6,603           7,074
11/30/00         7,322               51,052            5,523           6,992

DATA FROM 11/30/90 THROUGH 11/30/00.


THE GRAPH ILLUSTRATES THE COMPARISON OF A $10,000 HYPOTHETICAL INVESTMENT IN THE USAA GOLD FUND; THE S&P 500 INDEX, WHICH IS AN UNMANAGED INDEX REPRESENTING THE WEIGHTED AVERAGE PERFORMANCE OF A GROUP OF 500 WIDELY HELD, PUBLICLY TRADED STOCKS (IT IS NOT POSSIBLE TO INVEST DIRECTLY IN THE S&P 500 INDEX); THE PHILADELPHIA GOLD & SILVER INDEX, REPRESENTING NINE HOLDINGS IN THE GOLD & SILVER SECTOR, TYPICALLY REFERRED TO AS THE XAU; AND LONDON GOLD, A TRADITIONAL GOLD BULLION INDEX.









MESSAGE FROM THE MANAGER

[PHOTOGRAPH OF PORTFOLIO MANAGER, MARK JOHNSON, CFA, APPEARS HERE.]


THE GOLD MARKET

It was a quiet time for gold during the six-month period ending November 30, 2000. Prices ranged from $263.80 to $291.50, a variance of only $27.70. Gold actually ended the period at $269.10 versus $272.25 on May 31, 2000 - a decline of 1.2%. Pricing was driven by the combination of a strong U.S. dollar and continued large-scale central bank selling. The strong U.S. dollar meant that gold prices in local foreign currency terms actually rose during the period. This encouraged marginal producers in South Africa to keep high-cost mines in production, while higher local prices in Europe and India discouraged consumption.

Gold coin minting, now that Y2K is past, is down. Fortunately, Australian producers, who typically engage in aggressive forward sales during periods such as experienced recently, reduced their hedge books over the summer. If the Australians and other producers had not demonstrated unusual restraint, prices would be below the current levels. On the central bank front, the Europeans remained true to their word to cap their supply at 400 tonnes per year. Unfortunately, non-European central banks stepped in to more than fill the gap, with some countries, such as Chile, rumored to have sold their entire positions.

Looking forward, it appears that gold remains hostage to the U.S. dollar. This remarkable but logical relationship is demonstrated in the graph below.


     U.S. DOLLAR INDEX (BOE) VS. GOLD BULLION U.S. DOLLAR/OUNCE (INVERTED)
     ---------------------------------------------------------------------

A chart in the form of a line graph appears here, illustrating the comparison of the U.S. dollar in the U.S. Dollar Index (Bank of England) to the Gold Bullion U.S. Dollar for the period ending 11/30/93 through 11/30/00. The data points from the graph are as follows:

                U.S. DOLLAR INDEX          GOLD BULLION
                  1990=100 (BOE)         DOLLAR/TROY OUNCE
                  TRADE WEIGHTED           (R.H. SCALE)
                -----------------        -----------------

11/30/1993            $102                     $371
11/30/1994              96                      381
11/30/1995              94                      388
11/29/1996              98                      372
11/28/1997             107                      297
11/30/1998             107                      293
11/30/1999             105                      291
11/30/2000             116                      270

SOURCE: DATASTREAM


We won't pretend to be experts at forecasting currencies or try to predict when, if ever, the now five-year run of dramatic U.S. dollar strength will come to an end. However, the massive U.S. current account deficit requires equally massive foreign capital inflows to balance the equation and keep the dollar high. Any reduced proclivity on the part of foreigners to own U.S. assets could cause the dollar to reverse course.

FUND PERFORMANCE AND STRATEGY

The cumulative return of the USAA Gold Fund for the six-month period ending November 30, 2000, was -4.93%. As has been typical in recent years, our best-performing stocks were the platinum and diamond positions held within the 20% nongold basket allowed by the prospectus. Aber Diamond was up 54%, while our two South African platinum holdings, Anglo and Impala, were up 45% and 41%, respectively. On the negative side of the ledger, it remained a brutal market for small companies. Four small holdings did particularly poorly - Pacific Rim Mining and Romarco Minerals (both sold) as well as Rio Narcea Gold Mines and Manhattan Minerals.

As of November 30, 2000, assets were allocated 81.3% to gold (just above the prospectus minimum), 13% to platinum group metals, and 4.9% to diamonds. These allocations have been roughly constant for over two years. Our strategic focus also remains unchanged: to emphasize well-managed and prudently financed low-cost producers with good production or reserve growth potential that sell at reasonable valuations on a risk-adjusted basis.

Finally, the USAA Gold Fund was highlighted favorably in the August 21, 2000, issue of FORBES MAGAZINE.


-----------------------------------------------
           TOP 10 EQUITY HOLDINGS
              (% OF NET ASSETS)
-----------------------------------------------

Barrick Gold Corp.                          8.0
Goldcorp, Inc.                              7.3
Agnico-Eagle Mines Ltd.                     6.7
Meridian Gold, Inc.                         6.0
Franco-Nevada Mining Corp. Ltd.             5.2
Placer Dome, Inc.                           5.2
Stillwater Mining Co.                       5.1
Newmont Mining Corp.                        4.8
Newcrest Mining Ltd.                        4.6
Co. de Minas Buenaventura S.A. ADR          4.4
-----------------------------------------------


PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RETURN.

FOREIGN AND GOLD INVESTING IS SUBJECT TO ADDITIONAL RISKS, SUCH AS CURRENCY FLUCTUATIONS, MARKET ILLIQUIDITY, AND POLITICAL INSTABILITY.

YOU WILL FIND A LIST OF THE SECURITIES THAT THE FUND OWNS ON PAGES 7-8.









USAA GOLD FUND
PORTFOLIO OF INVESTMENTS

NOVEMBER 30, 2000
(UNAUDITED)

                                                                        MARKET
   NUMBER                                                                VALUE
  OF SHARES                      SECURITY                                (000)
--------------------------------------------------------------------------------

                           COMMON STOCKS (99.2%)

            AFRICAN GOLD COMPANIES (10.4%)
  850,000   Goldfields Ltd.                                              $ 2,391
  200,000   Goldfields Ltd. ADR                                              575
  700,000   Harmony Gold Mining Co. Ltd.                                   2,592
  330,000   Randgold Resources, Ltd. GDR *, (a)                            1,312
--------------------------------------------------------------------------------
                                                                           6,870
--------------------------------------------------------------------------------
            AUSTRALIAN GOLD COMPANIES (8.6%)
2,000,000   Delta Gold NL *                                                1,179
  500,000   Kingsgate Consolidated NL *                                      203
2,500,000   Lihir Gold Ltd. *                                                764
1,500,000   Newcrest Mining Ltd.                                           3,001
  700,000   Ranger Minerals NL *                                             498
--------------------------------------------------------------------------------
                                                                           5,645
--------------------------------------------------------------------------------
            EUROPEAN GOLD COMPANIES (1.4%)
  350,000   Brancote Holdings plc *                                          895
--------------------------------------------------------------------------------
            NORTH AMERICAN GOLD COMPANIES (56.5%)
  675,000   Agnico-Eagle Mines Ltd.                                        4,430
  350,000   Barrick Gold Corp.                                             5,250
  275,000   Cumberland Resources Ltd. *                                      143
  150,000   Francisco Gold Corp. *                                           415
  350,000   Franco-Nevada Mining Corp. Ltd.                                3,431
  350,000   Freeport-McMoRan Copper & Gold, Inc. "A" *                     2,713
  250,000   Gabriel Resources Ltd. *                                         418
  700,000   Glamis Gold Ltd. *                                             1,006
  800,000   Goldcorp, Inc. *                                               4,793
  550,000   Homestake Mining Co.                                           2,716
  600,000   IAMGOLD Corp. *                                                  918
  200,000   Manhattan Minerals Corp. *                                       215
  700,000   Meridian Gold, Inc. *                                          3,938
  200,000   Newmont Mining Corp.                                           3,125
  375,000   Placer Dome, Inc.                                              3,398
  741,000   Rio Narcea Gold Mines Ltd. *                                     285
--------------------------------------------------------------------------------
                                                                          37,194
--------------------------------------------------------------------------------
            SOUTH AMERICAN GOLD COMPANIES (4.4%)
  250,000   Compania de Minas Buenaventura S.A. ADR                        2,906
--------------------------------------------------------------------------------
            PRECIOUS METALS AND MINERALS COMPANIES (17.9%)
  300,000   Aber Diamond Corp. *                                           2,667
   65,000   Anglo American Platinum Corp.                                  2,617
   40,000   Dia Met Minerals Ltd. "A" *                                      546
   55,000   Impala Platinum Holdings Ltd.                                  2,590
  100,000   Stillwater Mining Co. *                                        3,369
--------------------------------------------------------------------------------
                                                                          11,789
--------------------------------------------------------------------------------
            Total common stocks (cost: $92,008)                           65,299
--------------------------------------------------------------------------------

  PRINCIPAL
   AMOUNT
   (000)
  ---------

                         MONEY MARKET INSTRUMENT (0.8%)

     $493   Federal National Mortgage Association
              Discount Note, 6.43%, 12/01/2000 (cost: $493)                  493
--------------------------------------------------------------------------------
                  Total investments (cost: $92,501)                      $65,792
================================================================================










USAA GOLD FUND
NOTES TO PORTFOLIO OF INVESTMENTS

NOVEMBER 30, 2000
(UNAUDITED)


GENERAL NOTES

Market values of securities are determined by procedures and practices discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets.

ADR - American Depositary Receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

GDR - Global Depositary Receipts are receipts issued by a U.S. or foreign bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.


SPECIFIC NOTES

(a) Illiquid security valued using methods determined by the Manager under the general supervision of the Board of Trustees. At November 30, 2000, these securities represented 2.0% of the Fund's net assets.

* Non-income producing security.





SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.







USAA GOLD FUND
STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

NOVEMBER 30, 2000
(UNAUDITED)


ASSETS
   Investments in securities, at market value (identified cost of $92,501)   $ 65,792
   Cash                                                                            32
   Receivables:
      Capital shares sold                                                          71
      Dividends and interest                                                       61
                                                                              -------
         Total assets                                                          65,956
                                                                              -------

LIABILITIES
   Capital shares redeemed                                                         48
   USAA Investment Management Company                                              38
   USAA Transfer Agency Company                                                    34
   Accounts payable and accrued expenses                                           29
                                                                              -------
         Total liabilities                                                        149
                                                                              -------
            Net assets applicable to capital shares outstanding              $ 65,807
                                                                              =======

REPRESENTED BY:
   Paid-in capital                                                           $140,319
   Accumulated undistributed net investment loss                                 (172)
   Accumulated net realized loss on investments                               (47,631)
   Net unrealized depreciation of investments                                 (26,709)
            Net assets applicable to capital shares outstanding              $ 65,807
                                                                              =======
   Capital shares outstanding, unlimited number of shares authorized,
      no par value                                                             14,225
                                                                              =======
   Net asset value, redemption price, and offering price per share           $   4.63
                                                                              =======



SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.









USAA GOLD FUND
STATEMENT OF OPERATIONS
(IN THOUSANDS)

SIX-MONTH PERIOD ENDED NOVEMBER 30, 2000
(UNAUDITED)


Net investment loss:
   Income:
      Dividends (net of foreign taxes withheld of $9)                   $   379
      Interest                                                               33
                                                                        -------
         Total income                                                       412
                                                                        -------
   Expenses:
      Management fees                                                       207
      Transfer agent's fees                                                 204
      Custodian's fees                                                       47
      Postage                                                                32
      Shareholder reporting fees                                             12
      Trustees' fees                                                          2
      Registration fees                                                      28
      Professional fees                                                      20
      Other                                                                   1
                                                                        -------
         Total expenses                                                     553
                                                                        -------
            Net investment loss                                            (141)
                                                                        -------
Net realized and unrealized loss on investments and foreign currency:
   Net realized loss on:
      Investments                                                        (1,348)
      Foreign currency transactions                                         (24)
   Change in net unrealized appreciation/depreciation of
      investments                                                        (1,937)
                                                                        --------
            Net realized and unrealized loss                             (3,309)
                                                                        --------
Decrease in net assets resulting from operations                        $(3,450)
                                                                        ========





SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.









USAA GOLD FUND
STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

SIX-MONTH PERIOD ENDED NOVEMBER 30, 2000, AND YEAR ENDED MAY 31, 2000
(UNAUDITED)


                                                            11/30/00     5/31/00
                                                           ----------------------
From operations:
   Net investment loss                                      $   (141)    $   (340)
   Net realized loss on investments                           (1,348)      (2,197)
   Net realized loss on foreign currency transactions            (24)          (8)
   Change in net unrealized appreciation/depreciation of:
      Investments                                             (1,937)      (2,614)
      Foreign currency translations                               -            (1)
                                                           ----------------------
      Decrease in net assets resulting
         from operations                                      (3,450)      (5,160)
                                                           ----------------------
From capital share transactions:
   Proceeds from shares sold                                  11,999       65,995
   Cost of shares redeemed                                   (14,226)     (71,842)
                                                           ----------------------

      Decrease in net assets from capital
         share transactions                                   (2,227)      (5,847)
                                                           ----------------------
Net decrease in net assets                                    (5,677)     (11,007)
Net assets:
   Beginning of period                                        71,484       82,491
                                                           ----------------------
   End of period                                            $ 65,807     $ 71,484
                                                           ======================
Accumulated undistributed net investment loss:
   End of period                                            $   (172)    $     (7)
                                                           ======================
Change in shares outstanding:
   Shares sold                                                 2,453       11,868
   Shares redeemed                                            (2,902)     (12,669)
                                                           ----------------------
      Decrease in shares outstanding                            (449)        (801)
                                                           ======================



SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.










USAA GOLD FUND
NOTES TO FINANCIAL STATEMENTS

NOVEMBER 30, 2000
(UNAUDITED)


(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA INVESTMENT TRUST (the Trust), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company organized as a Massachusetts business trust consisting of 11 separate funds. The information presented in this semiannual report pertains only to the USAA Gold Fund (the Fund). The Fund's primary investment objective is to seek long-term capital appreciation and to protect the purchasing power of shareholders' capital against inflation. Current income is a secondary objective. USAA Investment Management Company (the Manager) seeks to achieve this objective by investing a great majority of the Fund's assets in equity securities of domestic and foreign gold exploration, mining, or processing companies. As such, the Fund may be exposed to more risk than portfolios with a broader industry diversification.

A. SECURITY VALUATION - The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

1. Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange are valued at the last sales price on that exchange. Portfolio securities traded primarily on foreign securities exchanges are generally valued at the closing values of such securities on the exchange where primarily traded. If no sale is reported, the average of the bid and asked prices is generally used depending upon local custom or regulation.

2. Over-the-counter securities are priced at the last sales price or, if not available, at the average of the bid and asked prices.

3. Securities purchased with maturities of 60 days or less are stated at amortized cost, which approximates market value.

4. Securities which cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value, using methods determined by the Manager under the general supervision of the Board of Trustees.

B. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required.

C. INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded on the accrual basis. Discounts and premiums on short-term securities are amortized over the life of the respective securities.

D. FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following basis:

1. Market value of securities, other assets, and liabilities at the mean between the bid and asked translation rates of such currencies against U.S. dollars on a daily basis.

2. Purchases and sales of securities, income, and expenses at the rate of exchange obtained from an independent pricing service on the respective dates of such transactions.

Net realized and unrealized foreign currency gains/losses occurring during the holding period of investments are a component of realized gain/loss on investments and unrealized appreciation/depreciation on investments, respectively.

Net realized foreign currency gains/losses arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. Net realized foreign currency gains/losses have been reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income on the statement of assets and liabilities as such amounts are treated as ordinary income/loss for tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities other than investments in securities resulting from changes in the exchange rate.

E. USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.


(2) LINES OF CREDIT

The Fund participates with other USAA funds in three joint short-term revolving loan agreements totaling $850 million, two with USAA Capital Corporation (CAPCO), an affiliate of the Manager ($250 million committed and $500 million uncommitted), and one with Bank of America ($100 million committed). The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability under both agreements with CAPCO, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with Bank of America, the Fund may borrow from Bank of America, at Bank of America's borrowing rate plus a markup, an amount which, when added to outstanding borrowings under the CAPCO agreements, does not exceed 25% of the Fund's total assets. The Fund had no borrowings under any of these agreements during the six-month period ended November 30, 2000.


(3) DISTRIBUTIONS

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes. At November 30, 2000, the Fund had capital loss carryovers for federal income tax purposes of $45,973,000, which will expire between 2001 - 2009. It is unlikely that the Trust's Board of Trustees will authorize a distribution of capital gains realized in the future until the capital loss carryovers have been utilized or expire.


(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of securities, excluding short-term securities, for the six-month period ended November 30, 2000, were $9,879,000 and $10,920,000, respectively.

Gross unrealized appreciation and depreciation of investments at November 30, 2000, were $7,036,000 and $33,745,000, respectively.


(5) FOREIGN CURRENCY CONTRACTS

A forward currency contract (currency contract) is a commitment to purchase or sell a foreign currency at a specified date, at a negotiated price. The Fund currently enters into currency contracts only in connection with the purchase or sale of a security denominated in a foreign currency. These contracts allow the Fund to "lock in" the U.S. dollar price of the security. Currency contracts are valued on a daily basis using foreign currency exchange rates obtained from an independent pricing service. Risks of entering into currency contracts include the potential inability of the counterparty to meet the terms of the contract and the Fund giving up the opportunity for potential profit.

At November 30, 2000, the Fund had no open foreign currency contracts.


(6) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager carries out the Fund's investment policies and manages the Fund's portfolio. The Fund's management fees are computed at 0.75% of its annual average net assets.

B. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $26 per shareholder account plus out-of-pocket expenses.

C. UNDERWRITING SERVICES - The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis. The Manager receives no commissions or fees for this service.


(7) TRANSACTIONS WITH AFFILIATES

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.


(8) FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout each period is as follows:




                                   SIX-MONTH
                                  PERIOD ENDED
                                  NOVEMBER 30,                        YEAR ENDED MAY 31,
                                  ----------------------------------------------------------------------------------
                                    2000          2000          1999          1998            1997            1996
                                  ----------------------------------------------------------------------------------
Net asset value at
   beginning of period            $  4.87       $  5.33       $  5.87       $  8.09        $  11.12        $   9.00
Net investment loss                  (.01)(a)      (.02)(a)      (.01)(a)      (.03)(a)        (.01)(a)        (.02)
Net realized and
   unrealized gain (loss)            (.23)         (.44)         (.53)        (2.19)          (3.02)           2.15
Distributions from net
   investment income                   -             -             -             -               -             (.01)
                                  ---------------------------------------------------------------------------------
Net asset value at
   end of period                  $  4.63       $  4.87       $  5.33       $  5.87        $   8.09        $  11.12
                                  =================================================================================
Total return (%) *                  (4.93)        (8.63)        (9.20)       (27.44)         (27.25)          23.66
Net assets at end
   of period (000)                $65,807       $71,484       $82,491       $93,226        $121,169        $167,067
Ratio of expenses to
   average net assets (%)            1.58(b)       1.58          1.52          1.46            1.31            1.33
Ratio of net investment
   loss to average
   net assets (%)                    (.40)(b)      (.41)         (.13)         (.42)           (.11)           (.14)
Portfolio turnover (%)              14.35         27.60         33.48         19.62           26.40           16.48


  * ASSUMES REINVESTMENT OF ALL DIVIDEND INCOME DISTRIBUTIONS DURING THE PERIOD.
(a) CALCULATED USING WEIGHTED AVERAGE SHARES.
(b) ANNUALIZED.  THE  RATIO  IS NOT  NECESSARILY  INDICATIVE  OF 12  MONTHS  OF
    OPERATIONS.










TRUSTEES
Robert G. Davis, CHAIRMAN OF THE BOARD
Michael J.C. Roth, VICE CHAIRMAN OF THE BOARD
Barbara B. Dreeben
Robert L. Mason
David G. Peebles
Michael F. Reimherr
Laura T. Starks
Richard A. Zucker

INVESTMENT ADVISER, UNDERWRITER, AND DISTRIBUTOR
USAA Investment Management Company
9800 Fredericksburg Road
San Antonio, Texas 78288

TRANSFER AGENT                       LEGAL COUNSEL
USAA Shareholder Account Services    Goodwin, Procter & Hoar LLP
9800 Fredericksburg Road             Exchange Place
San Antonio, Texas 78288             Boston, Massachusetts 02109

CUSTODIAN                            INDEPENDENT AUDITORS
State Street Bank and Trust Company  KPMG LLP
P.O. Box 1713                        112 East Pecan, Suite 2400
Boston, Massachusetts 02105          San Antonio, Texas 78205

TELEPHONE ASSISTANCE HOURS           INTERNET ACCESS
Call toll free - Central Time        usaa.com(Registered TradeMark)
Monday - Friday 6 a.m. to 10 p.m.
Saturday 8:30 a.m. to 5 p.m.
Sunday 11:30 a.m. to 8 p.m.

FOR ADDITIONAL INFORMATION ON MUTUAL FUNDS
1-800-531-8181, (in San Antonio) 456-7200
For account servicing, exchanges, or redemptions
1-800-531-8448, (in San Antonio) 456-7202

RECORDED MUTUAL FUND PRICE QUOTES
24-hour service (from any phone)
1-800-531-8066, (in San Antonio) 498-8066

MUTUAL FUND USAA TOUCHLINE(Registered TradeMark)
(from touch-tone phones only)
For account balance, last transaction, fund prices, or to exchange or redeem fund shares
1-800-531-8777, (in San Antonio) 498-8777